UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

________________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	January 7, 2009

Banc of America Funding 2008-R3 Trust
(Exact name of issuing entity as specified in charter)

Banc of America Funding Corporation
(Exact name of depositor as specified in charter)

Banc of America Securities LLC
(Exact name of sponsor as specified in charter)

New York	333-148403-02	56-139-0085
(State or other jurisdiction of	(Commission File Number	(IRS Employer
incorporation of issuing entity)	of issuing entity)	Identification No. of
depositor)

214 North Tryon Street, Charlotte, North Carolina		28255
(Address of principal executive offices)		(Zip Code)

Depositor’s telephone number, including area code		(704) 683-3996

N/A
(Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01                Other Events

This amendment on Form 8-K/A amends and supersedes Exhibit 4.1 to the Form 8-K previously filed on January 6, 2009 (accession no. 0001379434-09-000007).  The revised version of the trust agreement corrects certain errors, none of which affect the substantive terms of such trust agreement.

Item 9.01                Financial Statements and Exhibits

(d)           Exhibits (executed copies):  The following execution copy of an Exhibit to the
                Form S-3 Registration Statement of the Registrant is hereby filed:

4.1	Trust Agreement, dated December 30, 2008, by and between Banc of America Funding Corporation and Wells Fargo Bank, N.A. (including exhibits).

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        BANC OF AMERICA FUNDING CORPORATION

        By:           /s/ Scott Evans

        Name:      Scott Evans

        Title:        Senior Vice President

Date:  January 7, 2009

BANC OF AMERICA FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)
4.1	Trust Agreement, dated December 30, 2008, by and between Banc of America Funding Corporation and Wells Fargo Bank, N.A. (including exhibits).	E